UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2018

First US Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §230.405).                                    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 16, 2018, First US Bancshares, Inc. (the “Company”) and the Company’s wholly owned subsidiary, First US Bank (the “Bank”), entered into a Stock Purchase and Affiliate Merger Agreement (the “Transaction Agreement”) with The Peoples Bank, a Virginia bank headquartered in Rose Hill, Virginia (“Peoples Bank”), Tracy E. Thompson and Tyler S. Thompson in their respective capacities as shareholders of Peoples Bank (the “Transaction Shareholders”), and Tracy E. Thompson in his capacity as shareholder representative. The Transaction Agreement provides that, upon the terms and subject to the conditions set forth in the Transaction Agreement, the Company will acquire all of the outstanding shares of capital stock of Peoples Bank and then immediately merge Peoples Bank with and into the Bank, with the Bank continuing as the surviving institution (collectively, the “Transaction”).

Subject to the terms and conditions of the Transaction Agreement, which has been approved by the respective boards of directors of the Company, the Bank and Peoples Bank, at the closing of the Transaction, the Company will purchase from the Transaction Shareholders all of the outstanding shares of capital stock of Peoples Bank for a purchase price of $23,430,060 (calculated as the product of the net book value of Peoples Bank as of December 31, 2017 and the mutually agreed upon multiple of 1.62), less certain mutually agreed upon deductions for accounting reconciliations, contract termination fees and other matters that could, in the aggregate, equal up to $490,000. Approximately ninety percent (90%) of the purchase price will be paid in cash, and approximately ten percent (10%) of the purchase price will be paid in the form of unregistered shares of the Company’s common stock, with such shares to be valued based on the average closing price of the Company’s common stock for the twenty trading days ending on the second business day prior to the closing date of the Transaction, as reported on the Nasdaq Capital Market.

The aggregate purchase price is subject to adjustment following the closing of the Transaction as follows: (i) if Peoples Bank’s final net book value at closing is less than its net book value as of December 31, 2017, then the Company will be entitled to a refund from the Transaction Shareholders in an amount equal to the product of 1.62 multiplied by the amount of such deficit, and (ii) if Peoples Bank’s net book value at closing exceeds its net book value as of December 31, 2017, then the Company will make a payment to the Transaction Shareholders in the amount of such excess. A portion of the cash consideration payable in connection with the Transaction will be deposited into an escrow account at the closing of the Transaction pending the final determination of the potential purchase price adjustment payments described above.

The Company entered into agreements with Peoples Bank’s directors and executive officers concurrently with the execution of the Transaction Agreement whereby, among other things, such directors and executive officers agreed to release any pending or potential claims (subject to certain limited exceptions) against Peoples Bank, the Company and the Bank arising in their respective capacities as officers, directors or employees of Peoples Bank. In addition, the Company entered into a confidentiality and non-solicitation agreement with each non-employee director of Peoples Bank that will become effective at the closing of the Transaction.

The Transaction Agreement contains customary representations and warranties from both the Company and Peoples Bank and certain other covenants and agreements of the parties, including those relating to the conduct of Peoples Bank’s business during the period between the execution of the Transaction Agreement and the completion of the Transaction. Peoples Bank also has agreed not to solicit any alternative acquisition proposals, or participate in any discussions or enter into any agreement concerning, or provide confidential information in connection with, any alternative acquisition proposals.

The obligations of the parties to complete the Transaction are subject to certain customary conditions, including, among others, (i) the accuracy of the representations and warranties of the other party as of the effective time of the Transaction, (ii) performance in all material respects by the other party of its obligations under the Transaction Agreement, (iii) delivery of certain certificates and other documents described in the Transaction Agreement, (iv) receipt of all required regulatory and third-party approvals without undue conditions or restrictions, (v) the absence of any law or order prohibiting or restricting the completion of the Transaction and (vi) the receipt of all required approvals for the issuance of the Company’s common stock as consideration in the Transaction or the availability of exemptions from such approval requirements.

The Transaction Agreement may be terminated in certain circumstances, including the following: (i) by the mutual written consent of the parties, (ii) by the Company if Peoples Bank’s estimated net book value as of a date that is at least five business days prior to the closing date is less than its net book value as of December 31, 2017, (iii) by the Company or the Shareholder Representative upon a failure to obtain one or more required regulatory approvals, (iv) by the Company or the Shareholder Representative upon certain inaccuracies in a representation or warranty of the other party or a material breach of any covenant, agreement or other obligation of the other party contained in the Transaction Agreement that is not or cannot be cured within 10 days’ written notice, (v) by the Company or the Shareholder Representative upon a failure to complete the Transaction within 270 days after the execution of the Transaction Agreement as a result of the nonoccurrence or failure to satisfy a condition precedent or otherwise, and (vi) by the Company upon the occurrence of a material adverse effect, or circumstances reasonably likely to result in a material adverse effect, with respect to Peoples Bank.

The Transaction Shareholders have agreed to indemnify the Company for certain losses following the closing of the Transaction, including those arising from or relating to: (i) certain breaches of Peoples Bank’s or the Transaction Shareholders’ representations and warranties; (ii) failure to perform any covenants under the Transaction Agreement; (iii) inaccuracies in certificates and certain other deliverables under the Transaction Agreement; (iv) claims for indemnity or advancement of expenses by former Peoples Bank directors, officers and employees; (v) any fraud, intentional misrepresentation, criminal activity or gross negligence in Peoples Bank’s pre-closing operations that could be asserted against the Bank following the closing of the Transaction; (vi) Peoples Bank’s Transaction expenses, to the extent not deducted and accrued for on the balance sheet; (vii) certain taxes attributable to Peoples Bank’s pre-closing operations; (viii) any closing indebtedness of Peoples Bank; (ix) certain claims relating to rights of former Peoples Bank shareholders; (x) participation by Peoples Bank and its employees in certain multiple employer welfare arrangements and losses resulting from withdrawal therefrom; (xi) specified litigation matters; and (xii) reasonable costs and expenses of enforcement to recover losses due under the Transaction Agreement. All of the shares of the Company’s common stock issued as consideration in the Transaction will be held in escrow for the satisfaction of the Transaction Shareholders’ indemnity obligations, with fifty percent (50%) of the shares held in the account to be released on the first anniversary of the closing date of the Transaction, and the remaining shares to be released on the second anniversary of the closing date.

The foregoing description of the Transaction and the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference thereto. The Transaction Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, the Bank, Peoples Bank or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of the Transaction Agreement and as of specific dates, are solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, the Bank, Peoples Bank or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 8.01.     Other Events.

On April 17, 2018, the Company issued a press release announcing the execution of the Transaction Agreement, as described in Item 1.01. A copy of the press release is furnished as Exhibit 99.1.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements for which the Company claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases and in oral and written statements made by the Company or with the Company’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. With respect to the proposed Transaction, these risks and uncertainties include the possibility that regulatory and other approvals and conditions to the proposed Transaction are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the Transaction may be required in order to obtain or satisfy such approvals or conditions; delays in closing the Transaction; difficulties, delays and unanticipated costs in integrating the respective businesses of the Bank and Peoples Bank or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the Bank and Peoples Bank, including possible loss of customers; diversion of management time to address Transaction-related issues; and changes in asset quality and credit risk as a result of the Transaction. These risks also include a number of factors related to the business of the Company, the Bank and Peoples Bank and the banking business generally, including risks to stockholders of not receiving dividends; risks to the Company’s ability to pursue growth opportunities; various risks to the price and volatility of the Company’s common stock; risks associated with the Company’s possible pursuit of future acquisitions; economic conditions in the Company’s and Peoples Bank’s current service areas; system failures; losses of large customers; disruptions in relationships with third-party vendors; cybersecurity threats; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing banking; high costs of regulatory compliance; the impact of legislation and regulatory changes on the banking industry; and liability and compliance costs regarding banking regulations.

Forward-looking statements made by the Company in this filing, or elsewhere, speak only as of the date on which the statements were made. Investors are advised to read the risk factors in the Company’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, which are available through the website maintained by the SEC at www.sec.gov or by accessing information available at www.firstusbank.com. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect it or its anticipated results. The Company has no duty to, and does not intend to, update or revise the forward-looking statements in this filing, except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this filing may not occur. All information presented herein is as of the date of this filing unless otherwise noted.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit

2.1*

Stock Purchase and Affiliate Merger Agreement, dated April 16, 2018, by and among First US Bancshares, Inc., First US Bank, The Peoples Bank, Tracy E. Thompson and Tyler S. Thompson, and Tracy E. Thompson as shareholder representative

99.1	Press Release dated April 17, 2018

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2018	FIRST US BANCSHARES, INC

	By:	/s/ James F. House
	Name:	James F. House
President and Chief Executive Officer